Organization, Plan of Business Operations	12 Months Ended
Dec. 31, 2021
Organization, Plan of Business Operations [Abstract]
Organization, Plan of Business Operations

Note 1 — Organization, Plan of Business Operations

Blue Water Vaccines Inc. (the “Company”) was formed on October 26, 2018, to focus on the research and development of transformational vaccines to prevent infectious diseases worldwide. The Company’s lead vaccine candidates, BWV-101 and BWV-102, are being investigated as a universal influenza vaccine with the potential against all influenza strains and may provide a first-in-class long-term global vaccine that protects millions. The Company’s proprietary, immunogenic, multi-purpose platform enables the Company to bioengineer viral nanoparticles to deliver antigens, enhancing immunity, in an array of infectious disease agents, including influenza. All of the Company’s vaccine candidates are in the pre-clinical developmental stage.